UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2007

ABITIBIBOWATER INC.

(Exact name of Registrant as Specified in Charter)

Delaware		98-0526415
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

AbitibiBowater Inc. 1155 Metcalfe Street, Suite 800 Montreal, Quebec Canada H3B 5H2
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (514) 875-2160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets

On October 29, 2007, pursuant to the Combination Agreement and Agreement and Plan of Merger, dated as of January 29, 2007, among AbitibiBowater Inc., a Delaware corporation (formerly named Alpha-Bravo Holdings Inc., the “Company” or the “registrant”), Abitibi-Consolidated Inc., a corporation amalgamated under the laws of Canada (“Abitibi”), Bowater Incorporated, a Delaware corporation (“Bowater”), Alpha-Bravo Merger Sub Inc., a Delaware corporation (“Merger Sub”), and Bowater Canada Inc., a corporation incorporated under the laws of Canada to be renamed AbitibiBowater Canada Inc. (“AbitibiBowater Canada”), as amended by the First Amendment, dated as of May 7, 2007 (as amended, the “Combination Agreement”), Merger Sub merged with and into Bowater (the “Merger”), with Bowater continuing as the surviving corporation.

Pursuant to the Merger, each share of common stock, par value $1.00 per share, of Bowater (the “Bowater Common Stock”) issued and outstanding immediately prior to the effective time of the Merger (the “Merger Effective Time”) (excluding shares to be cancelled in accordance with the Combination Agreement), was converted into the right to receive 0.52 shares of common stock, par value $1.00 per share, of the Company (the “Company Common Stock”).

All Bowater stock options, stock appreciation rights and other stock-based awards outstanding at the Merger Effective Time, whether vested or unvested, were converted into AbitibiBowater stock options, stock appreciation rights or stock-based awards. The number of shares subject to such converted Bowater stock options, stock appreciation rights and stock-based awards were adjusted by multiplying the number of shares subject to such Bowater stock option, stock appreciation right or stock-based award by 0.52. Similarly, the exercise prices of the converted stock options or base prices of the stock appreciation rights were adjusted by dividing such prices by 0.52, rounded to the nearest one-hundredth of a cent. The stock options, stock appreciation rights and other stock-based awards to acquire AbitibiBowater common stock are subject to the same terms and conditions as were applicable under the Bowater plans pursuant to which each stock option, stock appreciation right or stock-based award was initially issued but taking into account any changes to such terms and conditions, including acceleration thereof, by reason of the Combination Agreement or the transactions contemplated by the Combination Agreement (the “Combination”).

Each of the other transactions contemplated to be consummated substantially concurrent with the Merger, including the effectiveness of the Arrangement contemplated by the Plan of Arrangement (as defined in the Combination Agreement) and the effectiveness of the Articles of Amendment giving effect to the Exchangeable Share Provision Amendment (as defined in the Combination Agreement), is expected to be completed promptly following the Merger Effective Time. The Company intends to report the completion of the Combination pursuant to an amendment to this Current Report on Form 8-K.

The issuance of the Company Common Stock pursuant to the Merger was registered under the Securities Act of 1933, as amended, pursuant to the registrant’s registration statement on Form S-4 (File No. 333-141428) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) and declared effective on June 22, 2007. The definitive joint proxy statement/prospectus/management information circular, dated June 22, 2007 that forms a part of the Registration Statement (the “Joint Proxy Statement”) contains additional information about the Combination, including information concerning the interests of directors, executive officers and affiliates of Abitibi and Bowater in the Combination.

Pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the registrant’s common stock is deemed to be registered under Section 12(b) of the Exchange Act. The registrant’s common stock is listed on the New York Stock Exchange (the “NYSE”) and will be listed on the Toronto Stock Exchange (the “TSX”) under the symbol “ABH”.

Although the Combination is considered by Abitibi and Bowater to be a merger of equals, AbitibiBowater has determined that Bowater was the “acquirer” solely for accounting purposes. AbitibiBowater is considered to be a continuation of Bowater for accounting purposes.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the Merger Effective Time, the Company amended and restated in their entirety its Certificate of Incorporation and By-Laws and filed a Certificate of Designation with respect to a series of preferred stock of the Company designated as the “Special Voting Stock”. The descriptions of the Amended and Restated Certificate of Incorporation of the Company, Amended and Restated By-Laws of the Company, and Certificate of Designation relating to the Special Voting Stock, in each case as set forth in the Joint Proxy Statement under the headings “Comparison of Shareholder and Stockholder Rights” and “Governance and Management of AbitibiBowater after Completion of the Combination”, and included below in Item 8.01, are incorporated herein by reference. The Company’s Amended and Restated Certificate of Incorporation, Amended and Restated By-Laws, and Certificate of Designation relating to the Special Voting Stock are attached hereto as Exhibits 3.1, 3.2 and 4.1, respectively, and incorporated herein by reference.

Item 8.01	Other Events

The following description of the material terms of the capital stock of the Company includes a summary of certain provisions of the Company’s Amended and Restated Certificate of Incorporation, Amended and Restated By-Laws, and Certificate of Designation relating to the Special Voting Stock. This description is subject to the relevant provisions of Delaware law and is qualified in its entirety by reference to the Company’s Amended and Restated Certificate of Incorporation, Amended and Restated By-Laws, and Certificate of Designation relating to the Special Voting Stock, attached hereto as Exhibits 3.1, 3.2 and 4.1, respectively, and incorporated herein by reference.

Authorized Capital Stock

The Company will be authorized to issue 100 million shares of common stock, par value $1.00 per share, and 10 million shares of serial preferred stock, par value $1.00 per share. A number of shares of Company Common Stock equal to the number of AbitibiBowater Canada’s non-voting exchangeable shares (“AbitibiBowater Canada Exchangeable Shares”), which shares are exchangeable on a one-to-one basis for shares of Company Common Stock, outstanding after the Combination will be reserved for issuance upon the redemption, retraction or exchange of AbitibiBowater Canada Exchangeable Shares, or upon the liquidation, dissolution or winding-up of AbitibiBowater Canada or any other distributions of the assets of AbitibiBowater Canada to its shareholders for the purpose of winding up its affairs, and a number of shares of Company Common Stock will be reserved for issuance upon the exercise from time to time of stock options and other stock-based awards.

Common Stock

The shares of Company Common Stock to be issued pursuant to the Combination will be duly authorized, validly issued, fully paid and nonassessable. Each holder of the Company Common Stock will be entitled to one vote per each outstanding share registered in its name with respect to the election of directors and on all other matters submitted to the vote of stockholders. No holder of the Company Common Stock may cumulate votes in voting for the Company’s directors.

Subject to certain rights and powers granted to the Company’s Board of Directors as described in the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws, the affirmative vote of the holders of at least 75% of the outstanding shares entitled to vote at an election of directors will be required in order for the Company to take certain actions, including:

•

entering into certain transactions, including mergers, consolidations and sales or other dispositions of assets or securities with a beneficial owner of more than 5% of the voting power of the Company stock entitled to vote at an election of directors, or an affiliate, predecessor or successor of such an owner;

•

adopting any plan or proposal for the liquidation or dissolution of the Company proposed by or on behalf of a beneficial owner of more than 5% of the voting power of the Company stock entitled to vote at an election of directors, or an affiliate, predecessor or successor of such an owner; or

•	amending, altering or repealing certain provisions of the Company’s Amended and Restated Certificate of Incorporation or Amended and Restated By-Laws.

The Company Common Stock is listed on the NYSE and will be listed on the TSX under the symbol “ABH”.

Mellon Investor Services LLC will act as transfer agent and registrar of the Company Common Stock on the NYSE and CIBC Mellon Trust Company will act as co-transfer agent and registrar of the Company Common Stock on the TSX.

The Amended and Restated Certificate of Incorporation permits the Company to issue up to 10 million shares of the Company preferred stock in one or more series with designations and powers, preferences and rights, and such qualifications, limitations and restrictions thereof, as may be fixed prior to the issuance of any shares of any such series in and by a resolution or resolutions of the Company’s Board of Directors without any further action by the Company’s stockholders.

The Amended and Restated Certificate of Incorporation provides for the division of the Company’s Board of Directors into three classes: Class I, Class II and Class III. The class of directors standing for election at the first annual meeting of stockholders following consummation of the Combination will consist of four directors, the class standing for election at the second annual meeting following consummation will consist of five directors and the class standing for election at the third annual meeting following consummation will consist of five directors.

Special Voting Stock

The Certificate of Designation relating to the Special Voting Stock creates a series of preferred stock designated as Special Voting Stock, which consists of one share and has the rights, privileges, restrictions and conditions described in the Certificate of Designation. No dividend will be payable to the holder of the Special Voting Stock, although under an Amended and Restated Support Agreement, to be entered into among the Company, Bowater Canadian Holdings Incorporated, a corporation subsisting under the laws of the Province of Nova Scotia, AbitibiBowater Canada, and Bowater, the Company will be required to deliver economically equivalent dividends to holders of AbitibiBowater Canada Exchangeable Shares through AbitibiBowater Canada. In the event of liquidation, dissolution or winding up, the Special Voting Stock ranks senior to all classes of the Company Common Stock and junior to any other class or series of the Company preferred stock. Upon liquidation, dissolution or winding up, the holder of the Special Voting Stock is entitled to a liquidation preference equal to $10.00 before any distribution is made on the Company Common Stock or any other class of stock ranking junior to the Special Voting Stock. After payment of the full amount of the liquidation preference, the holder of the Special Voting Stock will not be entitled to any further participation in any distribution of the Company’s assets.

At each annual or special meeting of the Company’s stockholders, the holder of the Special Voting Stock will be entitled to vote on all matters submitted to a vote of the holders of the Company Common Stock, voting together with the holders of the Company Common Stock as a single class (except as otherwise provided by applicable law or in the Certificate of Designations with respect to the Special Voting Stock). The holder of the Special Voting Stock will be entitled to cast on any such matter a number of votes equal to the number of then outstanding AbitibiBowater Canada Exchangeable Shares that are not owned by the Company or its affiliates, and as to which the holder of the Special Voting Stock has timely received voting instructions from the holders of such AbitibiBowater Canada Exchangeable Shares.

The Special Voting Stock will not be subject to redemption, except that at such time as no AbitibiBowater Canada Exchangeable Shares (other than those owned by the Company and its affiliates) are outstanding, the Special Voting Stock will be automatically redeemed and cancelled, with an amount equal to $10.00 due and payable upon such redemption.

Certain Provisions of the Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws

Certain provisions of the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws may have the effect of delaying, deferring or preventing a change in control of AbitibiBowater. These provisions include:

•	those regarding a classified board of directors;

•	the supermajority stockholder requirements described above;

•

the requirement that the stockholders may act only through a stockholders’ meeting, coupled with the provision that only the board of directors or certain executive officers can call a special meeting of the stockholders;

•	the requirements under the Amended and Restated By-Laws for submitting proposals at stockholder meetings;

•

the ability of the board of directors to issue preferred stock, which is issued serially without prior approval of the stockholders and which may have various voting rights designated by the directors, including a separate right to approve a merger or sale of substantially all of the Company’s assets; and

•

the supermajority voting requirements to amend certain provisions of the Amended and Restated Certificate of Incorporation or, in certain circumstances, various provisions (including the notice provisions) of the Amended and Restated By-Laws.

Item 9.01.	Financial Statements and Exhibits

(b) Pro Forma Financial Information

The Unaudited Pro Forma Condensed Combined Balance Sheet of the Company as of June 30, 2007, the Unaudited Pro Forma Condensed Combined Statement of Earnings for the six months ended June 30, 2007 and the Unaudited Pro Forma Condensed Combined Statement of Earnings for the year ended December 31, 2006, and accompanying notes, are attached hereto as Exhibit 99.1.

(c) Exhibits

2.1	Combination Agreement and Agreement and Plan of Merger, dated as of January 29, 2007, among AbitibiBowater Inc. (formerly named Alpha-Bravo Holdings Inc.), Abitibi-Consolidated Inc., Bowater Incorporated, Alpha-Bravo Merger Sub Inc., and Bowater Canada Inc. (the “Combination Agreement”) (Incorporated by reference to Annex C to the joint proxy statement/prospectus/management information circular of AbitibiBowater Inc., filed under Rule 424(b)(3) on June 25, 2007).

2.2	First Amendment, dated as of May 7, 2007, to the Combination Agreement (Incorporated by reference to Annex C to the joint proxy statement/prospectus/management information circular of AbitibiBowater Inc., filed under Rule 424(b)(3) on June 25, 2007).

3.1	Amended and Restated Certificate of Incorporation of AbitibiBowater Inc.

3.2	Amended and Restated By-Laws of AbitibiBowater Inc.

4.1	Certificate of Designation of Special Voting Stock of AbitibiBowater Inc.

99.1	Unaudited Pro Forma Condensed Combined Financial Information of AbitibiBowater Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of l934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABITIBIBOWATER INC.

Date: October 29, 2007	By:	/s/ Jacques P. Vachon
	Name:	Jacques P. Vachon
	Title:	Senior Vice President, Corporate Affairs, Chief Legal Officer and Secretary